CORPORATE CORPORATE PRESENTATION PRESENTATION SEPTEMBER 2007 SEPTEMBER 2007 CORPORATION NASDAQ: REXX Exhibit 99.1

Forward-Looking Statements
This document contains forward-looking statements. All statements other than statements of historical facts included in this document, including but not limited to, statements regarding our future financial position, business strategy, budgets, projected costs, savings and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe”
or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by us in those statements include, among others, (i) the quality of our properties with regard to, among other things, the existence of reserves in economic quantities, (ii)
uncertainties about the estimates of reserves, (iii) our ability to increase our production and oil and natural gas income through exploration and development, (iv) our ability to successfully apply horizontal drilling techniques and tertiary recovery methods, (v) the number of well locations to be drilled and the time frame within which they will be drilled, (vi) the timing and extent of changes in commodity prices for crude oil and natural gas, (vii) domestic demand for oil and natural gas, (viii) drilling and operating risks, (ix) the availability of equipment, such as drilling rigs and transportation pipelines, (x) changes in our drilling plans and related budgets, and (xi) adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. You are cautioned not to place undue reliance on such statements, which speak only as of the date of this document. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

REX ENERGY CORPORATION KEY STATISTICS
REX ENERGY CORPORATION KEY STATISTICS
Approx. 6% Debt to Market Cap Ratio
Approx. 6% Debt to Assets Ratio
Approx. $250 million Total Assets
Appalachian Basin, Illinois Basin, Permian
Basin
Areas of Operation
394,000 gross (170,000 net) Total Acreage
77% % Proved Developed
81% % Oil
14.5 MMBOE Proved Reserves
2
Approx. $250 million Market Cap
1
30.8 million Shares Outstanding
Approx. $15 million Senior Debt
NASDAQ: REXX Listing
1. Market Cap as of September 2007, based on stock price of $8.00 and 30,794,702 shares outstanding.
2. Prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2007.

BRIDGEPORT, IL
OFFICE
STATE COLLEGE, PA
CORPORATE HEADQUARTERS
CANONSBURG, PA
OFFICE
MIDLAND, TX
OFFICE

Southwest Region Southwest Region
• Average Net Production
(1)
(BOE per day): 245
• Total Proved Reserves
(2)
(MMBOE): 2.0
• Pre-Tax PV-10
(2)
(in millions) $17.1
• Several active drilling projects
• Waterflood project in Azalea Field
Illinois Basin Illinois Basin
• Average Net Production
(1)
(BOE per day): 2,081
• Total Proved Reserves
(2)
(MMBOE): 10.8
• Pre-Tax PV-10
(2)
(in millions) $165.5
• The leading oil producer in the basin
• Long-life oil properties
• New Albany Shale Drilling on over 270,000 gross
acres
• Tertiary Recovery (ASP) Project
Appalachian Basin Basin Appalachian Basin Basin
• Average Net Production
(1)
(BOE per day): 316
• Total Proved Reserves
(2)
(MMBOE): 1.7
• Pre-Tax PV-10
(2)
(in millions) $17.7
• Long-life natural gas properties
• Several Active Developmental Drilling Projects
• Marcellus Shale Drilling Potential
1. As ofJune 30, 2007
2. Prepared by Netherland Sewell & Associates as of December 31, 2007
COMPANY OVERVIEW
COMPANY OVERVIEW

$0
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
Millions
2004 2005 2006 YTD JUN-
07
0
100
200
300
400
500
600
700
800
2004 2005 2006 YTD JUN-
07
Revenue Growth
Production Growth
EBITDAX Growth
Proved Reserves Growth
1. Revenue excluding unrealized gains or losses from hedges
2. Compound Annual Growth Rate
HISTORICAL HIGHLIGHTS
HISTORICAL HIGHLIGHTS
0
2
4
6
8
10
12
14
16
2004 2005 2006
CAGR²
= 69%
1
CAGR²
= 80%
CAGR²
= 43%
CAGR²
= 88%
$0
$5
$10
$15
$20
$25
$30
$35
$40
Millions
2004 2005 2006 YTD JUN-
07

Significant Reserve Base with Stable Production
– 14.5 MMboe of proved reserves, with “long-life” production, in Illinois Basin, Appalachia and Southwestern region
– Leading oil producer in Illinois Basin
(provides premium pricing, unique local knowledge, advantaged consolidator position)
Significant Production and Reserve Growth Opportunities from Broad Project Inventory
– Lawrence Field ASP Flood Project in Illinois
– New Albany Shale acreage position of over 270,000 gross acres in southern Indiana
– Natural gas drilling opportunities, including the Marcellus Shale, in the Appalachian Basin
– Conventional oil drilling opportunities in the Illinois Basin, including 500 proven undeveloped and proven developed non-producing locations in Illinois & Indiana
– Nine active oil and gas exploration and development projects in the Permian Basin
Financial Flexibility to Support Growth
– 6% debt to market capitalization ratio with approximately $15 million in total debt
– Cash flows able to fund significant portion of planned capital expenditures
– Closing on new $200 million credit facility with $75 million initial borrowing base
Experienced Management Team with Proven Track Record Creating Value for Investors
– Management team has built high-quality asset base through acquisitions and development, creating significant value for investors
– Technical team of geologists and engineers average over 20 years of experience
– 17 acquisitions completed to date by the management team at average cost of $6.99 per proved BOE
Management and Board Aligned with Stockholders
– Directors, officers and their affiliates own over 50% of the shares outstanding
KEY VALUE DRIVERS
KEY VALUE DRIVERS

Employ Technological Expertise
– Utilize and expand the technological expertise that has enabled a drilling success rate of over 95% during the last three years, improved operations and enhanced field recoveries
Develop Existing Properties
– The Alkali-Surfactant-Polymer (“ASP”) Flood project in the Lawrence Field, the largest field in the Illinois Basin
– New Albany Shale resource play with over 270,000 gross acres
– Marcellus Shale resource play with over 53,000 gross acres in areas of active exploration
– Diverse inventory of over 500 Proved Undeveloped locations and Proved Developed Non-Producing wells
Pursue Strategic Acquisitions and Joint Ventures
– Continue to acquire and lease additional natural gas and oil properties in core areas of operation
– Rex’s strong history of acquisitions, leading position in the Illinois Basin and technical expertise will continue to attract industry joint venture partners and acquisition opportunities
Focus on Operations
– Focus future acquisition and leasing activities on properties where Rex Energy has a significant working interest and can operate the property to control and implement the planned exploration and development activity
Reduce Per Unit Operating Costs Through Economies of Scale and Efficient Operations
OUR GROWTH STRATEGY
OUR GROWTH STRATEGY

ILLINOIS
INDIANA
PRAIRIE CREEK
FAIRBANKS
ST. JAMES
NEW ALBANY KNOX AMI
NEW ALBANY WABASH AMI
LAWRENCE
BRIDGEPORT (OFFICE)
GRIFFIN CONSOLIDATED

The largest oil producer in the Illinois Basin with
gross daily production of approximately 2,800
barrels per day
Wells produce 30 to 50 years
Drilling success rates of greater than 99% in
shallow zones
ASP Flood project in Lawrence Field
– Largest Field in Illinois Basin
– Estimated 1 billion barrels of original oil in
place, approximately 40% produced to date
– Two successful Surfactant-Polymer pilots in
the field to date
Over 270,000 gross acres (89,000 net) in southern
Indiana, being developed for the New Albany
Shale on 320 acre spacing
Several ongoing shallow oil developmental drilling
projects with over 500 PUD, PDNP locations with
multiple non-proved offset locations
ILLINOIS BASIN OPERATIONS
ILLINOIS BASIN OPERATIONS
100% % Crude Oil:
18 yrs. Reserve Life:
2,081 Bbls 2
nd
Quarter 2007 Average
Daily Net Production:
10.8 MMBbls 12/31/06 Proved Reserves:
Proved Reserves

Implementing an ASP Flood project in the
Cypress and Bridgeport Sandstone
reservoirs of the Lawrence Field acreage
– Own and operate 21.2 square miles
(approximately 13,500 net acres),
accounting for approximately 85% of the
current total gross production from this
field
– Estimated original oil in place of 1 billion
barrels with approximately 400 million
barrels of oil produced to date
– The Cypress (Mississippian) and the
Bridgeport (Pennsylvanian) sandstones
are the major producing horizons in the
field
– Two successful surfactant-polymer pilot
tests in the field to date (one each in the
Cypress and Bridgeport Zones)
ASP Flood is an Enhanced Oil Recovery
(“EOR”) project
LAWRENCE FIELD ASP PROJECT
LAWRENCE FIELD ASP PROJECT
Typical Field Recovery, % of Original Oil in Place¹
1. Typical primary and secondary recovery of OOIP from the Bridgeport and Cypress formations as estimated by the US DOE, with tertiary recovery based on EOR project results in the Lawrence Field.
Remaining
Unrecoverable
Oil (with
current
technologies)
Primary
Recovery
10%-20%
Secondary
Recovery
20%-30%
EOR/Tertiary Recovery
15%-30%

ASP technology uses similar mechanisms to mobilize bypassed residual oil as previous surfactant polymer floods conducted in the 1960s, 70s and 80s but at significantly lower costs
The process has been applied in numerous fields around the world resulting in significant incremental recoveries of oil
Chemicals used in the ASP flood are:
–
An alkali (NaOH or Na2CO3),
–
A surfactant, and
–
A polymer (Polyacrylamide)
ASP technology achieves its incremental recovery by reducing capillary forces that trap oil, improving aerial and vertical sweep efficiency and reducing mobility ratio
The alkali (.75% to 1.5%) and surfactant (0.15% to 0.25%) combination washes residual oil from the reservoir mainly by reducing interfacial tension between the oil and the water
The polymer (800 to 1,400 parts per million) is added to improve sweep displacement efficiency
THE ASP (ALKALI-SURFACTANT-POLYMER) PROCESS
THE ASP (ALKALI-SURFACTANT-POLYMER) PROCESS

ILLINOIS BASIN SURFACTANT POLYMER FLOODS
ILLINOIS BASIN SURFACTANT POLYMER FLOODS
During the 1960s through the 1980s Marathon, Texaco, Exxon and Shell developed a number of surfactant-polymer projects in the Illinois Basin; Marathon, using their patented Maraflood© process, developed most of these projects
Most of the projects demonstrated technical success by producing incremental oil of 15-25% of original oil in place, however, the chemical cost per incremental barrel of oil ranged from $10-$25 due to the high quantity of surfactant used at a time when oil prices were low
In the 1980’s Marathon conducted a 25-acre, micellar polymer project on our Robins lease within the
13,500 acres of the Lawrence Field we own
0
100
200
300
400
Jan-82 Jan-84 Jan-86 Jan-88 Jan-90 Jan-92 Jan-94 Jan-96 Jan-98
Lawrence Field Robbins  Lease Maraflood© Surfactant Polymer Flood Project
After many years of
waterflooding, production on
the lease had declined to 7
BOPD and with a 99%
watercut
During the six year period of
the surfactant polymer
injection, the production rose
to 370 BOPD and the oil cut
increased from 1% to 21%
The project produced an
estimated 459,000
incremental barrels, or an
estimated 21% of the original
oil in place

Our goal is to duplicate the oil recovery performance of the surfactant polymer floods conducted in the field in the 1980s, but at a significantly lower cost; This cost reduction will be accomplished by using alkali in the formula to lower the concentration of the more costly surfactant
Results of 2000 study by PennTex Illinois, the U.S. Department of Energy and Surtek, Inc.
–
Based on modeling and laboratory tests, oil recovery in the field could be increased significantly by installing an ASP flood
–
Similar ASP projects successfully demonstrated recovery of an additional 15% to 30% of the original oil in place
In 2006, we commissioned a study and assessment of our planned ASP pilot tests with Surtek.  Based on Surtek’s recommendations, the company drilled and cored the central producing well in each of the two pilot project areas and sent cores to Surtek for ASP chemical system design.
Rex Energy has drilled the remaining pilot wells and plans to begin injection of the chemicals in
December 2007 or January 2008 with initial production response expected in first half of 2008.
Pending results of these pilot projects, a broad ASP flood program will be implemented within the 13,500 net acres beginning in late 2008 or early 2009
LAWRENCE FIELD ASP FLOOD PROJECT
LAWRENCE FIELD ASP FLOOD PROJECT

Over 270,000 gross (89,000 net) acres
Over 800 potential gross locations based on 320 acre
spacing
Natural fractures believed to provide effective reservoir
permeability
Gas stored as free gas in fractures and adsorbed gas on
kerogen and clay surfaces
Interest in the potential of the New Albany Shale has
increased recently with application of horizontal well
techniques
Several large oil and gas companies are active in the
New Albany Shale in southern Indiana and northern
Kentucky, including:
– Noble Energy, Inc.
– El Paso Corporation
– Chesapeake Energy Corporation
– Quicksilver Resources, Inc.
Indiana
Ohio
Kentucky
New Albany Shale
NEW ALBANY SHALE PROJECT SUMMARY
NEW ALBANY SHALE PROJECT SUMMARY

1
2
2
3
4
5
3
6
7
Counties with Rex Energy New Albany Shale Acreage
9
3
3 3
NEW ALBANY SHALE ACREAGE & PROJECT AREAS
NEW ALBANY SHALE ACREAGE & PROJECT AREAS
1. Rex/Aurora Pilot (Knox County)
2. Rex/Aurora Pilot (Greene County)
3. El Paso/Pogo Pilot (Davies & Martin Counties)
4. Diversified Operating Pilot (Pike County)
5. Rex/El Paso/Aurora Bogard Well (Greene County)
6. Quicksilver NAS Field Area (Harrison County)
7. Noble Energy Pilots (Sullivan County)
8. Pioneer Oil Company (Owen County)
Acreage Summary Project Map
Rex Energy 20,700 65.7%
Posey,
Gibson, &
Gallatin (IL)
Other Areas
Held by Rex
Production
271,500 Total
El Paso
Exploration &
Production Co. 8,735 10.1% Greene Bogard
Aurora Oil & Gas
(Rex Energy
managing drilling
operations) 70,000 29.8%
Washington,
Lawrence,
Jackson &
Orange Lawrence
Aurora Oil & Gas
(Rex Energy
managing drilling
operations) 113,265 29.1%
Greene,
Sullivan, Clay
& Owen Wabash
Rex Energy 40,800 26.8% Knox Western Knox
Rex Energy 18,000 40.0% Knox Eastern Knox
Operator
Gross
Acres
Average
Working
Interest Counties Project Name

Optimizes drilling geometry and pump placement for water removal and reduction of back pressure
Gravity drainage to sump at toe of lateral
Pump installed in open hole sump
REX ENERGY NEW ALBANY SHALE DRILLING TECHNIQUE
REX ENERGY NEW ALBANY SHALE DRILLING TECHNIQUE
6 1/8th” Open Hole Lateral
Pilot Hole
for Horizontal
Well
Clegg Creek
Camp Run / Morgan Trail
Selmier
Blocher
7” Casing Set at Top
New Albany Shale
Borden
Pump Set in Open
Hole Sump
Top of New Albany

118 gross producing wells in Texas
and New Mexico
Numerous opportunities in each
field due to large number of
productive formations in this prolific
basin
Net production of approximately 1.5
MMcfe per day of natural gas
equivalent
Five producing field acquisitions in
the last 24 months
Nine active developmental,
exploratory drilling and
redevelopment projects including
one waterflood installation in the
Azalea Field.
SOUTHWEST REGION OPERATIONS
SOUTHWEST REGION OPERATIONS
Bison Project
Pecan Station Project East Carlsbad Field
Azalea Field
N. Crows Nest Project
Preist-Beavers Project
Allison Field
New Batson Field
Dare I Cook & Hope Fields
58% % Natural Gas:
21 yrs. Reserve Life:
1.5 MMcf
2
nd
Quarter 2007 Average Daily
Production:
11.7 Bcfe 12/31/06 Proved Reserves:
Proved Reserves

CURRENT SOUTHWEST REGION PROJECT
CURRENT SOUTHWEST REGION PROJECT
New Batson Field
90% working interest in 29
well workover project and
multi-well drilling prospect to
Miocene and Frio formations
Dare I Cook & Hope Fields
87% working interest in
waterflood redevelopment and
polymer project
Pecan Station Project
100% working interest in 3-8
well drilling project to Strawn
formation
Bison Project
100% working interest in 6-8
well reentry and drilling project
to Strawn formation
East Carlsbad Field
33% working interest in
several workover opportunities
and increased density drilling
of the Cisco/Wolfcamp
formations
Allison Field
50% working interest in 15
well recompletion project and
multi-well drilling project to
Canyon, Fusselman and
Leonard Sands
Azalea Field
95% working interest in
installation of waterflood of
Grayburg formation
N. Crows Nest Project
100% working interest in 6
well Palo Pinto and Strawn
drilling prospect
Preist-Beavers Project
100% working interest in 10
well Queen Sand drilling
prospect

WARREN
MERCER
STATE COLLEGE, PA
HEADQUARTERS
DOUGLAS WESTMORELAND
DERRY
CANONSBURG, PA (OFFICE)
PENNSYLVANIA
WEST
VIRGINIA

APPALACHIAN OPERATIONS
APPALACHIAN OPERATIONS
544 gross producing natural gas wells
with net average daily production of
approximately 1.9 MMcf
Wells produce 30 to 50 years
Drilling success rates of greater than
98% in shallow zones
Premium pricing of $0.10-$0.65 per
MMbtu
Low costs of operation
The Basin remains largely unexplored
for reserves below 6,000 feet; Shallow
wells (3,000-5,000 feet deep) typically
drilled on 40 acre spacing
Marcellus Shale potential on over
50,000 gross acres
Two active developmental drilling
projects with 150-250 drilling locations
as of 2
nd
quarter 2007
Westmoreland Field
• 100% WI in 73 producing wells
and infrastructure
• 125-150 additional locations
targeting Upper Devonian
Sands on 2,100 undeveloped
acres
• 100% success rate on 20 wells
drilled since 2004
Fayette Field
• 16% avg. WI in 122 producing wells
• JV with Range Resources
• 30-100 drilling locations on 12,900
(3,000 net) undeveloped acres
• Target – Berea, Fifth, Warren and
Speechley Bradford Sands
• 96% success rate on 24 wells drilled
in 2006
100% % Natural Gas:
25 yrs. Reserve Life:
1.9 MMcf 2nd Quarter 2007 Average Daily Production:
10.2 Bcf 12/31/06 Proved Reserves:
Proved Reserves

WARREN
STATE COLLEGE, PA
HEADQUARTERS
DERRY
CANONSBURG, PA (OFFICE)
PENNSYLVANIA
WEST
VIRGINIA

REX ENERGY

We currently own 53,000 gross acres in Western
Pennsylvania where active exploration for the
Devonian (Marcellus) Shale is ongoing
The Marcellus Shale is a black, organic rich
shale formation located at depths between 7,000
and 8,500 feet and ranges in thickness from 100
to 150 feet
Range Resources Corporation (NYSE: RRC)
and Atlas Energy Resources, LLC (NYSE: ATN)
have announced successful tests
87% of acreage held by production with
infrastructure in place allowing us to observe
others success & drilling process refinement
before exploring
Currently leasing additional acreage
We own ~200 producing wells in northwest
Pennsylvania with Marcellus Shale formation
uphole and logged
Premium to NYMEX pricing
MARCELLUS SHALE PROJECT SUMMARY
MARCELLUS SHALE PROJECT SUMMARY
Estimated Marcellus Shale Main Fairway

BUILT-IN FUTURE GROWTH
BUILT-IN FUTURE GROWTH
51 wells planned to be drilled or
recompleted in 2007; 10
completed through June 2007
3 MMBOE 30,000 acres Illinois Shallow Oil
Drilling
143 MMBOE 214,100 acres Total
Currently evaluating acreage;
Plan to test in 2008
60 Bcf
(10 MMBOE)
39,000 acres Marcellus (Devonian)
Shale
30-35 wells planned to be drilled
or recompleted in 2007; eight
completed through June 2007
15 Bcfe
(3 MMBOE)
8,600 acres Permian Basin Projects
30-35 wells planned for 2007; 13
drilled through June 2007.
17 Bcf
(3 MMBOE)
34,000 acres Appalachian Basin
Shallow Conventional
Drilling
11 Wells drilled; Currently testing
stimulation; 8-10 additional wells
planned in 2007
240 Bcf
(40 MMBOE)
89,000 acres New Albany Shale
Pilot wells drilled; injection to
begin Dec-07 or Jan-08
84 MMBOE 13,500 acres Lawrence Field ASP
Project
Activity Net Un-Risked
Reserve
(1)
Potential
Net Acreage Project
1. Net Un-Risked Reserve Potential does not represent proven reserves

EXPECTED 2007 CAPITAL EXPENDITURES
EXPECTED 2007 CAPITAL EXPENDITURES
Permian Projects
19%
ASP Project
15%
Illinois Shallow
Oil Drilling
28%
Acquisitions &
Leasing
5%
($5 million YTD)
New Albany Drilling
15%
Appalachian Shallow
Gas Drilling
18%
$40 - 45 million capital budget
$16 million incurred through June 2007
1
1. Represents acquisitions & leasing year to date. We do not attempt to budget for future acquisitions.

3
rd
Quarter and Year-End 2007 OUTLOOK
$40 - $45 $12 - $15 Capital Expenditures (in millions)
2,800 – 3,300 2,730 – 2,820 Exit Rate (MBOE/d)
966 – 1,030 243 – 252 Oil Equivalent (MBOE)
1,000 – 1,200 260 – 280 Gas (MMcf)
800 – 830 200 – 205 Oil (Mbls)
Production:
Year-End 2007 3
RD
Quarter 2007

SUMMARY OF CURRENT HEDGING
SUMMARY OF CURRENT HEDGING
- - - 2010
$9.00 $7.00 600 2009
$9.19 $7.00 840 2008
$13.15 $7.55 420 Remainder of 2007
Avg. Ceiling
Price ($/Mcf)
Avg. Floor Price
($/Mcf)
Gas Hedged
(Mmcf)
$69.70 $61.10 360 2010
$66.55 $62.90 542 2009
$75.03 $63.48 573 2008
$65.12 $59.51 345 Remainder of 2007
Avg. Ceiling
Price ($/Bbls)
Avg. Floor Price
($/Bbls)
Oil Hedged
(Mbls)

Significant Reserve Base with Stable Production
– 14.5 MMboe of proved reserves, with “long-life” production, in Illinois Basin, Appalachia and Southwestern region
– Leading oil producer in Illinois Basin
(provides premium pricing, unique local knowledge, advantaged consolidator position)
Significant Production and Reserve Growth Opportunities from Broad Project Inventory
– Lawrence Field ASP Flood Project in Illinois
– New Albany Shale acreage position of over 270,000 gross acres in southern Indiana
– Natural gas drilling opportunities, including the Marcellus Shale, in the Appalachian Basin
– Conventional oil drilling opportunities in the Illinois Basin, including 500 proven undeveloped and proven developed non-producing locations in Illinois & Indiana
– Nine active oil and gas exploration and development projects in the Permian Basin
Financial Flexibility to Support Growth
– 6% debt to market capitalization ratio with approximately $15 million in total debt
– Cash flows able to fund significant portion of planned capital expenditures
– Closing on new $200 million credit facility with $75 million initial borrowing base
Experienced Management Team with Proven Track Record Creating Value for Investors
– Management team has built high-quality asset base through acquisitions and development, creating significant value for investors
– Technical team of geologists and engineers average over 20 years of experience
– 17 acquisitions completed to date by the management team at average cost of $6.99 per proved BOE
Management and Board Aligned with Stockholders
– Directors, officers and their affiliates own over 50% of the shares outstanding
KEY VALUE DRIVERS
KEY VALUE DRIVERS

CORPORATION NASDAQ: REXX www.REXENERGY.com

APPENDIX: COMBINED STATEMENT OF OPERATIONS
APPENDIX: COMBINED STATEMENT OF OPERATIONS
(unaudited) (in thousands)
For the Three Months Ended For the Six Months Ended
June 30, June 30,
2007 2006 2007 2006
OPERATING REVENUE
  Oil and Natural Gas Sales $    13,916  $      9,812  $    26,691  $    18,980
  Other Revenue 113              124              213              251
  Realized Loss on Hedges            (647)         (1,631)            (383)
        (3,021)
  Unrealized Loss on Hedges         (3,298)            (694)         (6,734)
           (574)
       TOTAL OPERATING REVENUE
       10,084           7,611         19,787
       15,636
OPERATING EXPENSES
  Production and Lease Operating Expenses          6,318           2,973         12,424           5,417
  General and Administrative Expense          1,632              812           3,614           1,655
  Accretion Expense on Asset Retirement Obligation             130                 67              254
            165
  Exploration Expense of Oil and Gas Properties          1,119                  -           1,704
                -
  Depreciation, Depletion and Amortization          3,705           1,734           7,654           3,701
       TOTAL OPERATING EXPENSES        12,904           5,586         25,650         10,938
       INCOME (LOSS) FROM OPERATIONS         (2,820)          2,025          (5,863)          4,698
OTHER INCOME (EXPENSE)
  Interest Income                 (0)                40                   1
               76
  Interest Expense         (2,272)         (1,199)         (4,349)
        (1,965)
  Gain on Sale of Oil and Gas Properties                15                 91              192                 91
  Other Income (Expense)              (41)              (54)              (85)            (167)
       TOTAL OTHER INCOME (EXPENSE)         (2,298)         (1,122)         (4,241)         (1,965)
NET INCOME BEFORE MINORITY INTEREST
        (5,118)             903        (10,104)          2,733

MINORITY INTEREST SHARE OF NET INCOME (LOSS)
        (2,546)             629          (5,274)          1,551
      NET INCOME (LOSS) $     (2,572) $         274  $     (4,830) $      1,182

APPENDIX: OPERATING ACTIVITY
APPENDIX: OPERATING ACTIVITY
(unaudited)

For the Three

For the Six

Months Ended

Months Ended

June 30,
  June 30,

2007

2006

2007

2006

Production:
   Oil (Bbls)

197,174 121,210 398,594 234,637
   Natural gas (Mcf)   259,197 274,958 546,182 568,965
      Total (BOE)
a
  240,373 167,036 489,624 329,464

Average daily production:
   Oil (Bbls)   2,167 1,350 2,202 1,298
   Natural gas (Mcf)   2,848 3,055 3,018 3,143
      Total (BOE)
a
  2,641 1,859 2,705 1,822

Average sales prices:
   Oil (per Bbl)   $60.70  $66.07   $57.31  $62.33
   Natural gas (per Mcf)   $7.51  $6.56  $7.05  $7.66
      Total (per BOE)
a
  $57.89  $58.65  $54.51  $57.61
Average NYMEX prices
b
   Oil (per Bbl)   $65.03  $70.70 $61.65 $67.09
   Natural gas (per Mcf)   $7.56  $6.82 $7.26 $7.95

a
Natural gas is converted at the rate of six Mcf to one BOE and oil is converted at the rate of one Bbl to one BOE
.
b
Based upon the average of bid week prompt month prices.

APPENDIX: COMBINED BALANCE SHEET
APPENDIX: COMBINED BALANCE SHEET
(unaudited as noted) (in thousands)
June 30, December 31,
ASSETS 2007 2006
(Unaudited) (Audited)
Current Assets
Cash and Cash Equivalents $                      602  $                       600
Related Party Receivable                           133                               2
Accounts Receivable                        6,500                          6,884
Short-term Derivative Instruments                           183                          1,275
Inventory, Prepaid Expenses and Other                        2,601                          1,520
          Total Current Assets                      10,019                        10,281
Property and Equipment (Successful Efforts Method)
Evaluated Oil and Gas Properties                    136,485                      127,370
Unevaluated Oil and Gas Properties                      12,093                        14,569
Other Property and Equipment                        3,868                          4,182
Wells in Progress                        3,253                          2,844
Pipelines                        2,148                          1,765
          Total Property and Equipment                    157,847                      150,730
Less: Accumulated Depreciation, Depletion and Amortization                    (24,674)                     (17,715)
          Net Property and Equipment
                   133,173                      133,015
Other Assets
Other Assets – Net                        1,146                          1,172
Long-term Derivative Instruments                             -                             143
          Total Other Assets                        1,146                          1,315
Total Assets
$               144,338  $                144,611
LIABILITIES AND EQUITY
Current Liabilities
Accounts Payable and Accrued Expenses $                   9,493  $                    8,336
Short-term Derivative Instruments                        3,507                          2,978
Accrued Distributions                             -                             102
Lines of Credit                      39,631                        37,581
Current Portion of Long-term Debt                      24,035                          2,867
Related Party Payable                             50                          1,820
          Total Current Liabilities                      76,716                        53,684
Long-term Liabilities
Long-term Debt                      34,900                        44,961
Other Loans and Notes Payable - Long-term Portion                           386                             481
Long-term Derivative Instruments                        6,668                          1,698
Participation Liability                        2,141                          2,141
Other Deposits and Liabilities                           429                             405
Asset Retirement Obligation                        5,985                          5,269
          Total Long-term Liabilities                      50,509                        54,955
Total Liabilities
$               127,225  $                108,639
Minority Interests                      22,021                        36,589
Owners' Equity
Common Stock                               1                                 1
Additional Paid-in Capital                        1,460                          1,460
Accumulated Stockholders’ Equity (Deficit)                         (393)                          (581)
Partners' and Members' Equity (Deficit)                      (5,976)                       (1,497)
          Total Owners' Equity (Deficit)
                     (4,908)                          (617)
Total Liabilities, Minority Interests and Owners' Equity (Deficit) $               144,338  $                144,611

APPENDIX: EBITDAX RECONCILIATION
APPENDIX: EBITDAX RECONCILIATION
(unaudited) (in thousands)

Three Months Ended
June 30,
Six Months Ended,
June 30,
  2007     2006    2007    2006
Net Income (Loss) before Minority Interests $ (5,118)   $ 903   $  (10,104) $ 2,733
Add Back Depletion, Depreciation & Amortization   3,835          1,801      7,908      3,866
Add Back Interest Expense   2,272          1,199      4,349      1,965
Add Back Exploration & Impairment Expenses   1,119          —             1,704      —
Less Interest Income   —       40      1      76
Add Back Unrealized Losses from Financial
Derivatives
  3,298     694      6,734      574

EBITDAX before Minority Interests $ 5,406        $ 4,557   $  10,590    $ 9,062
“EBITDAX” means, for any period, the sum of net income for such period plus the following expenses, charges or income to the extent deducted from or added to net income in such period: interest, income taxes, depreciation, depletion, amortization, unrealized losses from financial derivatives, exploration expenses and other similar non-cash charges, minus all non-cash income, including but not limited to, income from unrealized financial derivatives, added to net income. EBITDAX is not a calculation based on GAAP financial measures and should not be considered as an alternative to net income (loss) in measuring our performance, nor used as an exclusive measure of cash flow, because it does not consider the impact of working capital growth, capital expenditures, debt principal reductions, and other sources and uses of cash, which are disclosed in our statements of cash flows.
We have reported EBITDAX because it is a financial measure used by our existing commercial lenders and under our proposed senior credit facility, and we believe this measure is  commonly reported and widely used by investors as an indicator of a company’s operating performance and ability to incur and service debt.  You should carefully consider the specific items included in our computations of EBITDAX.  While we have disclosed our
EBITDAX to permit a more complete comparative analysis of our operating performance and debt servicing ability relative to other companies, you are cautioned that EBITDAX as reported by us may not be comparable in all instances to EBITDAX as reported by other companies. EBITDAX amounts may not be fully available for management’s discretionary use, due to requirements to conserve funds for capital expenditures, debt service and other commitments.

Experience Title Employee
Over 10 years of experience in finance and accounting
Served as Chief Financial Officer of Rex Operating from March
2004 - Present, Vice President of Accounting for all Shaner
companies from January 1998 - March 2004 and an officer in
charge of managing the accounting and financial activities of all of the Rex Energy affiliated companies since 1996
Holds a Bachelor of Science degree in Accounting from the
University of Pittsburgh
Chief Financial Officer Thomas C. Stabley
Over 20 years of experience in the oil & gas industry
Served as Chief Operating Officer of Rex Operating from March
2004 - October 2006, President & Chief Operating Officer from
October 2006-Present, Chief Executive Officer of Douglas Oil &
Gas and its predecessor Douglas Oil & Gas, Inc. from January
1984 - January 2002
Holds a Bachelor of Science degree in Petroleum and Natural
Gas Engineering from Pennsylvania State University
President, Chief
Operating Officer &
Director
Thomas F. Shields
Served as Chief Executive Officer of Rex Operating from
October 2006 - Present, President of Rex Operating from March
2004 -October 2006, and Chief Financial Officer for Douglas Oil
& Gas from January 2001 - January 2003
Served as an Officer in the United States Army for eight years
Earned a Bachelor of Science degree in Finance from
Pennsylvania State University
Chief Executive Officer
& Director
Benjamin W. Hulburt
APPENDIX: MANAGEMENT
APPENDIX: MANAGEMENT

Experience Title Employee
Over 20 years of experience in geology and exploration focusing on the Permian Basin
Formerly Senior Geologist for Cimarex Energy Company, Senior
Geologist for Latigo Petroleum, Inc. and Exploration/Exploitation
Manager for Southwest Royalties, Inc.
VP, Geology &
Exploration, Southwest
Region
Mark H. Elliott
Over 20 years of experience in oil & gas operations and
engineering focusing on the Permian Basin
Formerly Senior Operations Engineer for Pogo Producing
Corporation, Senior Operations Engineer for Latigo Petroleum,
Inc. and Engineer for Saga Petroleum
VP, Southwest Region
District Manager
Joe Clement
Over 18 years of experience in oil & gas operations and geology focusing on natural gas exploration & development projects in the Appalachian & Illinois Basins
VP, Appalachian Basin
District Manager (New
Albany Shale Project
Manager)
Michael S. Carlson
Over 20 years of experience in oil & gas operations in the Illinois
Basin
Formerly General Manager for ERG Illinois, Inc. and Illinois
Basin Business Unit Manager for Plains Exploration and
Production Company
VP, Illinois Basin District
Manager
Jack S. Shawver
Over 10 years of experience in several roles, including: Senior
Associate for Hodgson Russ LLP, U.S. Army Military Prosecutor
and as Special Assistant United States Attorney for the U.S.
Department of Justice
EVP, Secretary and
General Counsel
Christopher K. Hulburt
APPENDIX: MANAGEMENT
APPENDIX: MANAGEMENT